UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) November 13, 2012

(Date of earliest event reported) November 13, 2012

ONEOK Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103-4298

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 13, 2012, ONEOK Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an Equity Distribution Agreement (the “Agreement”) with Citigroup Global Markets Inc. (“Citigroup”). Pursuant to the terms of the Agreement, the Partnership may issue and sell from time to time through or to Citigroup, as the Partnership’s sales agent, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $300 million (the “Common Units”).

Pursuant to the Agreement, the Common Units may be offered and sold through Citigroup in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including ordinary brokers’ transactions on the New York Stock Exchange, in block transactions or as otherwise agreed to between the Partnership and Citigroup. The Agreement provides that Citigroup, when it is acting as the Partnership’s agent, will be entitled to compensation of up to 2.00% of the gross sales price of the Common Units sold through Citigroup from time to time. The Partnership may also sell Common Units to Citigroup as principal for its own account at a price agreed upon at the time of sale. The Partnership has no obligation to sell any of the Common Units under the Agreement, and may at any time suspend solicitation and offers under the Agreement. A copy of the Agreement is attached as Exhibit 1.1 to this Current Report and is incorporated by reference herein.

The Common Units will be issued pursuant to the Partnership’s registration statement on Form S-3 (File No. 333-183287). The Partnership filed a prospectus supplement, dated November 13, 2012 with the Securities and Exchange Commission in connection with the offer and sale of the Common Units.

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto. Legal opinions relating to the Common Units are included as Exhibits 5.1 and 8.1 hereto.

Item 7.01 Regulation FD Disclosure

The Partnership issued a news release on November 13, 2012, attached hereto as Exhibit 99.1, announcing that it had entered into the Agreement. The information provided in this Item 7.01 is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Reference is made to the “Exhibit Index” following the signature page, which is hereby incorporated into this item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P.
By: ONEOK Partners GP, L.L.C., General Partner

Date: November 13, 2012	By:	/s/ Robert F. Martinovich
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Equity Distribution Agreement dated November 13, 2012, by and among ONEOK Partners, L.P. and Citigroup Global Capital Markets Inc.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

8.1	Opinion of Andrews Kurth LLP regarding tax matters.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Andrews Kurth LLP (contained in Exhibit 8.1 hereto).

99.1	News release of ONEOK Partners, L.P. announcing entry into the Equity Distribution Agreement.